Investments	12 Months Ended
Dec. 31, 2025
EBP 333
EBP, Master Trust [Line Items]
Investments	Investments
The Plan’s share of changes in the Master Trust and the value of the Master Trust have been reported to the Plan by the trustee as having been determined through the use of fair values for all investments. The divided interest of each Plan in the Master Trust is increased or decreased (as the case may be):
(i)for the entire amount of every contribution received on behalf of the Plan, every benefit payment, or other expense attributable solely to such Plan, and every other transaction relating only to such Plan; and
(ii)for accrued income, gain or loss, and administrative expense attributable solely to such Plan.
The following table presents the investments held by the Master Trust and the Plan's interest in each of those investments at fair value as of December 31, 2025 and 2024:

	Master Trust		Plan's Interest
	2025	2024	2025	2024

NVR, Inc. common stock	$1,256,922	$1,463,267	$219,834	$252,978
Investments in registered investment companies	309,745	252,895	271,135	212,852
Investments in common/collective trusts	660,462	569,743	609,328	525,749
Self-directed brokerage accounts	38,321	29,501	29,202	20,951
Cash	111	117	85	89
Total	$2,265,561	$2,315,523	$1,129,584	$1,012,619

Net investment gain for the Master Trust and the Plan's portion for the year ended December 31, 2025 was as follows:

	Master Trust	Plan's Interest
Net investment gain:
Net (depreciation) appreciation in fair value of investments	$(7,991)	$112,976
Dividend income	9,024	7,334
Net investment gain in Master Trust	$1,033	$120,310

The investment gain allocation variance between the PSP and ESOP is driven primarily by the investment mix within the respective plans. The ESOP requires holdings to be predominately invested in NVR, Inc. common stock;
whereas the PSP has no similar requirements and thus holdings within the PSP are diversified among multiple investments.